ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

This Assignment of Purchase and Sale Agreement (the “Assignment”) is made as of the 31st day of August, 2010 (the “Effective Date”), by and between G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC, a Delaware limited liability company (“Assignor” or “Purchaser”) and G&E HC REIT II JOPLIN LTACH, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, GRUBB & ELLIS EQUITY ADVIORS, LLC, a Delaware limited liability company (“GEEA”) and WHITE OAKS REAL ESTATE INVESTMENTS OF GEORGIA, LLC, a Georgia limited liability company, WHITE OAKS REAL ESTATE INVESTMENTS, LLC, a Missouri limited liability company, WHITE OAKS REAL ESTATE INVESTMENTS OF JOPLIN, LLC, a Missouri limited liability company, and WHITE OAKS REAL ESTATE INVESTMENTS OF COLUMBIA, LLC, a Missouri limited liability company, collectively referred to as “Seller”, did enter into that certain Agreement for Purchase and Sale of Real Property dated June 18, 2010, thereafter amended on July 22, 2010, thereafter further amended on July 28, 2010 (the “Contract”). (Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to them in the Contract);

WHEREAS, pursuant to that certain Assignment of Purchase and Sale Agreement by and between GEEA and Assignor dated as of August 12, 2010, GEEA assigned the Contract to Assignor;

WHEREAS, the Contract is for the purchase and sale of certain property, including, but not limited to, that certain real property commonly known as Landmark Hospital of Joplin in Joplin, Missouri as is more particularly described in the Contract and defined therein as the “Joplin Real Property”; the terms of the Contract are incorporated herein by this reference; and

WHEREAS, Assignor desires to assign all of its rights, title and interest in the Contract only as relates to the Joplin Property subsequent to the date of this Assignment to Assignee, and Assignee desires to take and assume all of Assignor’s rights, title and interest in the Contract only as relates to the Joplin Property subsequent to the date of this Assignment.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereunto agree as follows:

1. As of the date of this Assignment, Assignor hereby assigns and transfers unto Assignee all of Assignor’s rights, title and interest to purchase the Joplin Property under the Contract as well as the right to exercise and enforce all of the terms, covenants and conditions of the Contract related to the Joplin Property.

2. Assignee hereby accepts, as of the date of this Assignment, the assignment and transfer of Assignor’s rights, title and interest in and to the Contract only as related to the Joplin Property (including, without limitation, any obligation to proceed to and effectuate Closing on the Joplin Property under the Contract). With respect to the Joplin Property, Assignee hereby assumes and agrees to be bound by all of the terms and conditions of the Contract from and after the date of this Assignment, and Assignee represents and warrants that it will perform and observe all the covenants and conditions therein contained on Assignor’s part to be performed and observed which accrue after the date of this Assignment.

3. Effective upon the date of this Assignment, with respect to the Joplin Property, Assignee shall be directly and primarily liable to Seller for all obligations arising under the Contract.

4. The Contract shall remain unmodified and in full force and effect and the same is hereby ratified and confirmed by all parties.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

ASSIGNOR

G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
a Delaware limited liability company

By: /s/ Danny Prosky
Name: Danny Prosky
Its: Authorized Signatory

ASSIGNEE

G&E HC REIT II JOPLIN LTACH, LLC,

a Delaware limited liability company

By: /s/ Danny Prosky
Name: Danny Prosky
Its: Authorized Signatory